                                                                  EXHIBIT 10.13


                                                                  Execution Copy

                              TRADEMARK ASSIGNMENT

   This Trademark Assignment is made the 4th day of September, 1997, between BORDEN/MEADOW GOLD DAIRIES INVESTMENTS, INC., a Delaware corporation ("ASSIGNOR"), and SOUTHERN FOODS GROUP, L.P., a Delaware limited partnership ("ASSIGNEE").

       WHEREAS,

I. Assignor has used and is the owner of trademarks listed in Schedule A, together with common law rights therein (hereinafter, the "Trademarks"); and

II. The Trademarks are the subject of both federal and state registrations and applications, details of which are set out in Schedule A hereto; and

III. The Trademarks are subject to a license agreement between Borden/Meadow Gold Dairies Investments, Inc. and Borden/Meadow Gold Dairies, Inc., a Delaware corporation, in Ogden, Utah, a copy of which is attached as Schedule B;

IV. Assignor has agreed to assign to Assignee all rights of Assignor in the Trademarks, including all property, right, title and interest in and to the Trademarks, including the registrations listed in Exhibit A hereto, and the goodwill associated therewith.

                    NOW THIS DEED WITNESSETH AS FOLLOWS:

        For good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), Assignor hereby assigns and conveys to Assignee all Assignor's rights in the Trademarks, including all property, right, title, and interest in and to the Trademarks, and the registrations and applications for registration listed in Exhibit A hereto, the common law rights therein, the goodwill associated with the business in which the Trademarks are used, and the right to recover for past infringements thereof; and to collect any royalty thereof; to hold the same unto Assignee absolutely.

        Assignor agrees to assist Assignee in any ongoing or future disputes involving the validity, infringement, or ownership of the Trademarks.

        IN WITNESS WHEREOF, Assignor has executed this Assignment the date and year first written above.


                                      BORDEN/MEADOW GOLD DAIRIES
                                      INVESTMENTS, INC.


                                      By: /s/ DAVID A. GEISLER
                                         --------------------------------------
                                            David A. Geisler, Vice President



TRADEMARK ASSIGNMENT - Page 1

                                      ACCEPTED BY:

                                      SOUTHERN FOODS GROUP, L.P.

                                      By:    SFG Management Limited Liability
                                             Company, its General Partner


                                             By: /s/ PATRICK K. FORD
                                                --------------------------------
                                                  Patrick K. Ford, Assistant
                                                  Secretary



STATE OF                    )
         -------------      )
COUNTY OF                   )
         -------------

        BEFORE ME, on this day personally appeared David A. Geisler, known to me to be the person whose name is subscribed to the foregoing instrument on behalf of Borden/Meadow Gold Dairies Investments, Inc. and acknowledged to me that he executed the same on behalf of the corporation as the Vice President for the purposes and consideration therein expressed.

        Subscribed to and sworn to before me this ______ day of September, 1997.




                                  /s/
                                  --------------------------------------------
                                  Notary Public in and for the
                                  State of ______________

                                  Printed Name:
                                               -------------------------------
                                  My Commission Expires:
                                                        ----------------------





TRADEMARK ASSIGNMENT - Page 2

                                   SCHEDULE A

                                            U.S. OR STATE REGISTRATION
            TRADEMARK                    NO. OR U.S. APPLICATION NO. (SN)                      GOODS  INCLUDING:
            ---------                    --------------------------------                      -----------------
BLUE VALLEY                         U.S. 1,088,264                               Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors, in regular,
                                                                                 lowfat and fat-free varieties.

BLUEBERRY WAFFLE CRUNCH             S.N. 75/243,256                              Ice cream and sherbet.

CHERRY BLOSSOM SWIRL                S.N. 75/245,481                              Ice cream and sherbet.

CHOCOLATE MIDNIGHT MADNESS          S.N. 75/243,255                              Ice cream and sherbet.

CRANBERRY-RASPBERRY BAY             S.N. 75/209,503                              Yogurt.

CRAZY MILK                          U.S. 1,991,763                               Flavored fresh milk, namely, 2% lowfat
                                                                                 milk in various flavors such as blueberry,
                                                                                 strawberry, banana, chocolate and
                                                                                 chocolate peanut butter cup.

ECON-O-WAY                          U.S. 1,661,693                               Flavored fresh milk, namely, 1% and 2%
                                                                                 lowfat milk, homogenized whole milk,
                                                                                 nonfat skim milk, 1% and 2% lowfat
                                                                                 chocolate milk, whole chocolate milk, skim
                                                                                 chocolate milk; fluid UHT milk processed
                                                                                 at ultra high temperatures for sale as
                                                                                 refrigerated or non-refrigerated, extended
                                                                                 life products, either aseptically or non-
                                                                                 aseptically packed, namely whole milk, 1%
                                                                                 and 2% lowfat milk, skim milk and lactose-
                                                                                 reduced and lactose free milk.

ECON-O-WAY                          U.S. 1,682,452                               Fluid fresh milk, namely, 1% and 2% lowfat
                                                                                 milk, homogenized whole milk, nonfat skim
                                                                                 milk, 1% and 2% lowfat chocolate milk,
                                                                                 whole chocolate milk, skim chocolate milk.

FABULOUS FRUIT SHORTCAKE            S.N. 75/243,473                              Ice cream and sherbet.

FARMSTEAD                           U.S. 1,406,961                               Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

FARMSTEAD                           U.S. 1,407,842                               Fluid fresh milk, namely, 1% and 2% lowfat
                                                                                 milk, homogenized whole milk, nonfat skim
                                                                                 milk, 1% and 2% lowfat chocolate milk,
                                                                                 whole chocolate milk, skim chocolate milk;
                                                                                 fluid UHT milk processed at ultra high
                                                                                 temperatures for sale as refrigerated or
                                                                                 non-refrigerated, extended life products,
                                                                                 either aseptically or non-aseptically
                                                                                 packed, namely whole milk, 1% and 2%
                                                                                 lowfat milk, skim milk and lactose-reduced
                                                                                 and lactose free milk.

FROSTICK                            U.S. 311,368                                 Frozen confections, namely, regular ice
                                                                                 cream sherbet and water ice pops on sticks
                                                                                 in various flavors and coatings.

FRUIT BLOSSOM DELIGHT               S.N. 75/268,436                              Sherbet.

GLACIER CLUB                        S.N. 75/125,446                              Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Alabama 104-950                              Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Arizona 17,325                               Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Connecticut 2500                             Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.
GLACIER CLUB                        Florida 911,988                              Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Georgia T-1146                               Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Illinois 41,033                              Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Iowa 3255                                    Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.
GLACIER CLUB                        Kansas  ---                                  Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Kentucky 04581                               Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Louisiana ---                                Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Michigan M15-013                             Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Minnesota 4125                               Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.
GLACIER CLUB                        Mississippi G264                             Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Missouri 4720                                Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        New Hampshire ---                            Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        New Mexico 9278                              Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.
GLACIER CLUB                        North Carolina ---                           Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Rhode Island 81-3-16                         Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        South Carolina 2120                          Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GLACIER CLUB                        Texas 28,961                                 Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

GO LIGHTLY & Design                 U.S. 1,331,064                               Fluid fresh milk, namely 1% and 2% lowfat
                                                                                 milk, homogenized whole milk, nonfat skim
                                                                                 milk, 1% and 2% lowfat chocolate milk,
                                                                                 whole chocolate milk and skim chocolate
                                                                                 milk.

GRAND OLD VANILLA                   U.S. 1,064,973                               Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat free varieties.

HOLLAND DUTCH TREAT                 U.S. 746,288                                 Fluid fresh milk, namely 1% and 2% lowfat
                                                                                 milk, homogenized whole milk, nonfat skim
                                                                                 milk, 1% and 2% lowfat chocolate milk,
                                                                                 whole chocolate milk, and skim chocolate
                                                                                 milk; ice cream, namely frozen ice cream
                                                                                 packed in bulk in various flavors in
                                                                                 regular, lowfat and fat free varieties.

HOLLAND DUTCH & DESIGN              U.S. 1,872,664                               Refrigerated yogurt in regular and lowfat
                                                                                 varieties.

HONEY ALMOND OASIS                  S.N. 75/263,322                              Yogurt.

HONEY LIGHT                         U.S. 1,637,620                               Refrigerated yogurt in regular and lowfat
                                                                                 varieties.

JAVA & CREAM                        S.N. 75/243,257                              Ice cream and sherbet.

LITE-LINE (Stylized Letters)        U.S. 929,657                                 Fluid fresh milk, namely 1% and 2% lowfat
                                                                                 milk, nonfat skim milk, 1% and 2% lowfat
                                                                                 chocolate milk, and skim chocolate milk,
                                                                                 fluid UHT milk processed at ultra high
                                                                                 temperatures for sale as refrigerated or
                                                                                 non-refrigerated, extended life products,
                                                                                 either aseptically or non-aseptically
                                                                                 packed, namely; 1% and 2% lowfat milk and
                                                                                 skim milk.

LITE-LINE                           U.S. 1,178,356                               Refrigerated yogurt in regular, lowfat and
                                                                                 fat-free varieties and in various flavors;
                                                                                 cottage cheese in regular, lowfat and fat-
                                                                                 free varieties.

MALT ASSAULT                        S.N. 75/243,258                              Ice cream and sherbet.

MARVELOUS MOCHA                     S.N. 75/245,478                              Ice cream and sherbet.

MEADOW GOLD (Stylized Letters)      U.S. 145,605                                 Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties.

MEADOW GOLD (Stylized Letters)      U.S. 173,261                                 Fluid fresh milk, namely, 1% lowfat milk,
                                                                                 2% lowfat milk; homogenized whole milk,
                                                                                 nonfat skim milk; 1% and 2% lowfat
                                                                                 chocolate milk, whole chocolate milk, skim
                                                                                 chocolate milk and buttermilk, all of
                                                                                 these HTST products, being sold in
                                                                                 paperboard and plastic containers; fluid
                                                                                 HTST cream, namely, whipping, heavy cream,
                                                                                 light cream, half-and-half, and fat-free
                                                                                 cream, fluid UHT milk processed at ultra
                                                                                 high temperatures for sale as refrigerated
                                                                                 and non-refrigerated, extended life
                                                                                 products, packed both aseptically and non-
                                                                                 aseptically; fluid UHT cream processed at
                                                                                 ultra-high temperatures for sale as
                                                                                 refrigerated and non-refrigerated,
                                                                                 extended life products packed both
                                                                                 aseptically and non-septically, namely,
                                                                                 heavy and light, half-and-half and fat-
                                                                                 free cream.

MEADOW GOLD (Stylized Letters)      U.S. 281,436                                 Ice cream, namely, frozen ice cream packed
                                                                                 in bulk in various flavors in regular,
                                                                                 lowfat and fat-free varieties; butter in
                                                                                 regular, lowfat, salted and unsalted
                                                                                 varieties.

MEADOW GOLD (Stylized Letters)      U.S. 285,893                                 Fluid fresh milk, namely, 1% lowfat milk
                                                                                 2% lowfat milk; homogenized whole milk,
                                                                                 nonfat skim milk; 1% and 2% lowfat
                                                                                 chocolate milk, whole chocolate milk, skim
                                                                                 chocolate milk and buttermilk, all of
                                                                                 these HTST products, being sold in
                                                                                 paperboard and plastic containers; fluid
                                                                                 HTST cream, namely, whipping, heavy cream,
                                                                                 light cream, half-and-half, and fat-free
                                                                                 cream, fluid UHT milk processed at ultra
                                                                                 high temperatures for sale as refrigerated
                                                                                 and non-refrigerated, extended life
                                                                                 products, packed both aseptically and non-
                                                                                 aseptically; fluid UHT cream processed at
                                                                                 ultra-high temperatures for sale as
                                                                                 refrigerated and non-refrigerated,
                                                                                 extended life products packed both
                                                                                 aseptically and non-aseptically, namely,
                                                                                 heavy and light, half-and-half and fat-
                                                                                 free cream.

MEADOW GOLD (Stylized Letters)      U.S. 394,672                                 Orangeade.

MEADOW GOLD (Stylized Letters)      U.S. 582,470                                 Fluid fresh milk, namely 1% and 2% lowfat
                                                                                 milk, homogenized whole milk; nonfat skim
                                                                                 milk; 1% and 2% lowfat chocolate milk,
                                                                                 whole chocolate milk, skim chocolate milk,
                                                                                 flavored milk and buttermilk; fluid HTS
                                                                                 cream, namely, whipping, heavy cream,
                                                                                 light cream, half-and-half, and fat-free
                                                                                 cream; fluid UHT milk processed at ultra
                                                                                 high temperatures for sale as refrigerated
                                                                                 or non-refrigerated, extended life
                                                                                 products, packed both aseptically, or non-
                                                                                 aseptically, namely, ice cream and sherbet
                                                                                 packed in bulk in various flavors in
                                                                                 regular, lowfat and fat-free varieties;
                                                                                 frozen confections, namely regular,
                                                                                 reduced sugar, and no sugar added ice
                                                                                 cream pops on sticks in various flavors;
                                                                                 ice cream bars and sandwiches; ice cream
                                                                                 cups, sour cream in regular and lowfat
                                                                                 varieties; fruit juices and drinks;
                                                                                 cottage cheese and yogurt in regular,
                                                                                 lowfat and non-fat varieties.

MEADOW GOLD & SHIELD DESIGN         U.S. 1,936,181                               Fluid fresh milk, namely 1% and 2% lowfat
                                                                                 milk, homogenized whole milk; nonfat skim
                                                                                 milk; 1% and 2% lowfat chocolate milk,
                                                                                 whole chocolate milk, skim chocolate milk,
                                                                                 eggnog and buttermilk; fluid HTS cream,
                                                                                 namely, whipping, heavy cream, light
                                                                                 cream, half-and-half, and fat-free cream;
                                                                                 fluid UHT milk processed at ultra high
                                                                                 temperatures for sale as refrigerated or
                                                                                 non-refrigerated, extended life products,
                                                                                 packed both aseptically, or non-
                                                                                 aseptically, namely, ice cream, frozen
                                                                                 yogurt and sherbet packed in bulk in
                                                                                 various flavors in regular, lowfat and
                                                                                 fat-free varieties; frozen confections,
                                                                                 namely regular, reduced sugar, and no
                                                                                 sugar added ice cream pops on sticks in
                                                                                 various flavors; ice cream bars and
                                                                                 sandwiches; ice cream cups, on sticks in
                                                                                 various flavors; ice cream bars and
                                                                                 sandwiches; sour cream in regular and
                                                                                 lowfat varieties; fruit juices and drinks;
                                                                                 cottage cheese and yogurt in regular,
                                                                                 lowfat and non-fat varieties; butter and
                                                                                 margarine in regular and lowfat varieties.

MEADOW GOLD                         103,325
(Alabama)

MEADOW GOLD                         25439
(Arizona)
MEADOW GOLD                         116-87
(Arkansas)

MEADOW GOLD                         085406
(California)

MEADOW GOLD                         851033105
(Colorado)

*MEADOW GOLD                        N/A
(Connecticut)
MEADOW GOLD                         9524
(Delaware)

*MEADOW GOLD                        900621
(Florida)

MEADOW GOLD                         7595
(Georgia)

MEADOW GOLD                         12011
(Idaho)
MEADOW GOLD                         60299
(Illinois)

MEADOW GOLD                         5009-8021
(Indiana)

MEADOW GOLD                         8188
(Iowa)

MEADOW GOLD                         N/A
(Kansas)

MEADOW GOLD                         9465
(Kentucky)
MEADOW GOLD                         N/A
(Louisiana)

MEADOW GOLD                         87-6790
(Maryland)

MEADOW GOLD                         M57-057
(Michigan)

MEADOW GOLD                         N/A
(Mississippi)
MEADOW GOLD                         9510
(Missouri)

MEADOW GOLD                         69145
(Nebraska)

MEADOW GOLD                         N/A
(Nevada)

MEADOW GOLD                         7371
(New Jersey)
MEADOW GOLD                         R24419
(New York)

MEADOW GOLD                         6987
(North Carolina)

MEADOW GOLD                         21254
(Oklahoma)

MEADOW GOLD                         976091
(Pennsylvania)
MEADOW GOLD                         N/A
(South Carolina)

MEADOW GOLD                         685 1109
(Tennessee)

MEADOW GOLD                         47328
(Texas)

MEADOW GOLD                         28506
(Utah)

MEADOW GOLD                         452
(Virginia)

MEADOW GOLD                         N/A
(Wisconsin)

MEADOW GOLD                         N/A
(Wyoming)

MEADOW LIGHT                        U.S. 1,544,637                               Calorie-reduced butter; and dairy spread,
                                                                                 namely, lowfat butter spread.

MILK WAGON DESIGN                   U.S. 1,412,503                               Fluid fresh milk, namely 1% and 2% lowfat
                                                                                 milk, homogenized whole milk; nonfat skim
                                                                                 milk; 1% and 2% lowfat chocolate milk,
                                                                                 whole chocolate milk, skim chocolate milk,
                                                                                 all of these HTST products being sold in
                                                                                 paperboard and plastic containers; fluid
                                                                                 HTST cream, namely whipping, heavy cream,
                                                                                 light cream, half-and-half, and fat-free
                                                                                 cream; fluid UHT milk processed at ultra
                                                                                 high temperatures for sale as refrigerated
                                                                                 or non-refrigerated, extended life
                                                                                 products, either aseptically, or non-
                                                                                 aseptically packed, namely whole milk, 1%
                                                                                 and 2% lowfat milk, skim milk and lactose-
                                                                                 reduced and lactose-free milk; fluid UHT
                                                                                 cream processed at ultra high temperatures
                                                                                 for sale as refrigerated or non-
                                                                                 refrigerated, extended life products,
                                                                                 either aseptically or non-aseptically
                                                                                 packed, namely heavy whipping, light,
                                                                                 half-and-half and fat-free creams; fresh,
                                                                                 refrigerated eggnog and UHT eggnog
                                                                                 processed at ultra high temperatures in
                                                                                 regular, light and fat-free varieties; ice
                                                                                 cream and frozen yogurt, namely frozen ice
                                                                                 cream, sherbet and yogurt packed in bulk
                                                                                 in various flavors in regular, lowfat and
                                                                                 fat-free varieties; frozen confections,
                                                                                 namely, regular, reduced sugar, and no
                                                                                 sugar added ice cream pops on sticks in
                                                                                 various flavors; ice cream bars and
                                                                                 sandwiches, ice cream cups and cones, both
                                                                                 containing bulk ice cream; cultured
                                                                                 products, namely, cottage cheese in
                                                                                 regular, lowfat and fat-free varieties,
                                                                                 sour cream in regular, lowfat and fat-free
                                                                                 varieties, ready-made sour cream dips;
                                                                                 sour half-and-half; yogurt in regular,
                                                                                 lowfat and fat-free varieties; butter in
                                                                                 regular, lowfat and fat-free varieties;
                                                                                 creamed cheese in regular and lowfat
                                                                                 varieties; orange juice and apple juice.

MINTERRIFIC                         S.N. 75/243,254                              Ice cream and sherbet.

MOO JUICE                           S.N. 75/195,308                              Milk and flavored milk.

MOUNTAIN HIGH & DESIGN              U.S. 1,132,793                               Refrigerated yogurt in regular lowfat and
                                                                                 non-fat varieties.

MOUNTAIN HIGH                       U.S. 1,132,794                               Refrigerated yogurt in regular, lowfat and
                                                                                 non-fat varieties.

OLD FASHIONED RECIPE                U.S. 1,496,023                               Ice cream packed in bulk in various
                                                                                 flavors.

PACE                                U.S. 892,148                                 Fluid fresh milk, namely, 1% lowfat milk,
                                                                                 2% lowfat milk; homogenized whole milk,
                                                                                 nonfat skim milk; 1% and 2% lowfat
                                                                                 chocolate milk, whole chocolate milk, skim
                                                                                 chocolate milk and buttermilk; fluid HTST
                                                                                 cream, namely, whipping, heavy cream,
                                                                                 light cream, half-and-half, and fat-free
                                                                                 cream sold in paperboard and plastic
                                                                                 containers; fluid UHT milk and cream
                                                                                 processed at ultra high temperatures for
                                                                                 sale as refrigerated and non-refrigerated,
                                                                                 extended life products, packed both
                                                                                 aseptically and non-aseptically; cottage
                                                                                 cheese and sour cream in regular, lowfat
                                                                                 and nonfat varieties.

POINSETTIA                          U.S. 813,109                                 Fluid fresh milk, namely, 1% lowfat milk
                                                                                 2% lowfat milk; homogenized whole milk,
                                                                                 nonfat skim milk; 1% and 2% lowfat
                                                                                 chocolate milk, whole chocolate milk, skim
                                                                                 chocolate milk and butter milk; fluid UHT
                                                                                 milk processed at ultra high temperatures
                                                                                 for sale as refrigerated and non-
                                                                                 refrigerated, extended life products,
                                                                                 packed both aseptically and non-
                                                                                 aseptically.

RAINBOW RAPTURE                     S.N. 75/245,480                              Ice cream and sherbet.

READY FRESH PACK                    U.S. 1,408,446                               Cardboard milk containers.

RICH & FIT                          S.N. 75/263,321                              Yogurt.

ROYAL DANISH                        S.N. 75/285,014                              Non-dairy creamer and imitation dairy
                                                                                 products, namely, whipped cream, sour
                                                                                 cream, vegetable and dairy-based dip
                                                                                 mixes.

RUBY RED RASPBERRY                  S.N. 75/245,477                              Ice cream and sherbet.

SHIELD DESIGN                       U.S. 644,259                                 Fluid fresh milk, namely 1% and 2% lowfat
                                                                                 milk, homogenized whole milk; nonfat skim
                                                                                 milk; 1% and 2% lowfat chocolate milk,
                                                                                 whole chocolate milk, skim chocolate milk;
                                                                                 fluid HTST cream, namely whipping, heavy
                                                                                 cream, light cream, half-and-half, and
                                                                                 fat-free cream; fluid UHT milk and cream
                                                                                 processed at ultra high temperatures for
                                                                                 sale as refrigerated or non-refrigerated,
                                                                                 extended life products, packed both
                                                                                 aseptically, or non-aseptically; ice cream
                                                                                 packed in bulk in various flavors in
                                                                                 regular, lowfat and fat-free varieties;
                                                                                 frozen confections, namely, regular,
                                                                                 reduced sugar, and no sugar added ice
                                                                                 cream pops on stick in various flavors;
                                                                                 ice cream bars and sandwiches; ice cream
                                                                                 cups and cones; cottage cheese in regular,
                                                                                 lowfat and non-fat varieties.

SKIM-LINE                           U.S. 1,825,314                               Fluid fresh milk, namely, 1% lowfat milk
                                                                                 2% lowfat milk; homogenized whole milk,
                                                                                 nonfat skim milk; 1% and 2% lowfat
                                                                                 chocolate milk, whole, chocolate milk,
                                                                                 skim chocolate milk and buttermilk; fluid
                                                                                 UHT milk processed at ultra high
                                                                                 temperatures for sale as refrigerated and
                                                                                 non-refrigerated, extended life products,
                                                                                 packed both aseptically and non-
                                                                                 aseptically.

STARFLAKE                           U.S. 880,996                                 Cultured products, namely, refrigerated
                                                                                 yogurt, sour cream, creamed cheese, onion
                                                                                 dip and creamed cottage cheese in regular,
                                                                                 lowfat and fat free varieties.

STRAWBERRY MANGO ISLAND             S.N. 75/254,596                              Yogurt

SUPER SCOOP                         U.S. 1,194,419                               Frozen dessert, namely, ice milk packed in
                                                                                 bulk in various flavors.

SVELTE                              U.S. 660,410                                 Low calorie frozen dessert, similar to ice
                                                                                 milk, packed in bulk in various flavors.

THE WAY YOGHURTS SUPPOSED TO        U.S. 1,921,066                               Refrigerated yogurt in regular, lowfat and
TASTE                                                                            non-fat varieties.

THIRSTEE SMASH                      S.N. 75/183,282                              Fruit flavored juice drinks containing
                                                                                 water.

TIC TAC TOE                         U.S. 809,357                                 Ice cream, namely, frozen ice cream and
                                                                                 sherbet packed in bulk in various flavors
                                                                                 in regular, lowfat and fat-free varieties.

TOTALLY NUTS                        S.N. 75/245,479                              Ice cream and sherbet.

VANILLA VALLEY                      S.N. 75/254,592                              Yogurt.

VIVA                                S.N. 75/244,533                              Low fat fluid milk.

VIVA                                U.S. 1,283,514                               Fluid fresh milk, namely, 1% lowfat milk
                                                                                 2% lowfat milk; non-fat skim milk; 1% and
                                                                                 2% lowfat chocolate milk, and skim
                                                                                 chocolate milk; fat-free cream; fluid UHT
                                                                                 milk processed at ultra high temperatures
                                                                                 for sale as refrigerated and non-
                                                                                 refrigerated, extended life products,
                                                                                 packed both aseptically and non-
                                                                                 aseptically; frozen confections, namely,
                                                                                 reduced sugar and non sugar added ice
                                                                                 cream pops on sticks in various flavors;
                                                                                 ice cream bars and sandwiches; ice cream
                                                                                 cups; sour cream in lowfat and non-fat
                                                                                 varieties; cottage cheese and refrigerated
                                                                                 yogurt in lowfat and non-fat varieties.

VIVA & DESIGN                       U.S. 1,334,580                               Ice milk, namely, frozen milk packed in
                                                                                 bulk in various flavors.

VIVA-YO                             U.S. 1,071,902                               Frozen yogurt packed in bulk in various
                                                                                 flavors; frozen confections made of
                                                                                 yogurt.

VIVA-YO (Stylized Letters)          U.S. 1,165,701                               Frozen yogurt confections.
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